UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

PATHFINDER ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40074	98-1575384
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 University Avenue Suite 350 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 321-4910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment and Restatement of Working Capital Note

As previously reported, on July 15, 2021, Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), issued an unsecured promissory note (the “Working Capital Note”) to Pathfinder Acquisition LLC, a Delaware limited liability company (the “Sponsor”), providing for borrowings by Pathfinder in an aggregate principal amount of up to $500,000. On May 24, 2022, Pathfinder and the Sponsor entered into an amendment and restatement of the Working Capital Note (the “Amended and Restated Working Capital Note”) to allow for borrowings from time to time of an additional $250,000 (or up to $750,000 in the aggregate).

The Amended and Restated Working Capital Note was issued to allow for borrowings from time to time by Pathfinder for working capital expenses. The Amended and Restated Working Capital Note (i) bears no interest, (ii) is due and payable upon the earlier of (a) February 19, 2023 and (b) the purposes date that Pathfinder consummates an initial business combination and (iii) may be prepaid at any time. The Amended and Restated Working Capital Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Amended and Restated Working Capital Note and all other sums payable with regard to the Amended and Restated Working Capital Note becoming immediately due and payable.

The issuance of the Amended and Restated Working Capital Note has not been registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided in Section 4(a)(2) thereof.

The foregoing description of the Amended and Restated Working Capital Note is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Working Capital Note, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Amended and Restated Working Capital Note is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Working Capital Note, dated as of May 24, 2022, by and between Pathfinder Acquisition LLC And Pathfinder Acquisition Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2022

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer

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